ST. DENIS J. VILLERE & COMPANY

                             VILLERE BALANCED FUND
--------------------------------------------------------------------------------



                              SEMI-ANNUAL REPORT




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                               February 29, 2000

March 28, 2000

To Our Fellow Shareholders:

     The Villere Balanced Fund finished its first semi-annual period on February 29, 2000 with a cumulative return since inception of 24.39%. This outperformed both the Dow Jones Industrial Average and the Russell 3000 index which returned -2.02% and 12.11% respectively . The asset allocation was 64% stocks, 23% bonds and 13% in cash equivalents.

     We believe the market, as evidenced by the S&P 500 price to earnings multiple of 26, is at an historical divergence from the 110 P/E multiple of the NASDAQ 100, a technology-laden index. The "old economy" stocks in the S&P 500, which include paper , chemical, metals, and machinery Villere Balanced Fund , trade at a mere 11 times 2000 earnings, whereas the new large cap technology stocks of the S&P 500 such as America Online, Cisco, and Intel trade at 54 times 2000 earnings. Although we do own select technology stocks, and believe the internet is changing the world around us, we feel technology is relatively overvalued at present. The fundamentals for investing in equities remain ideal considering current low inflation, consistent corporate earnings, and a federal budget surplus.

     We have projected our equity turnover rate to be 30% to minimize our shareholders' tax burden. This is borne out by the fact that we have sold only two securities since inception. A third capital gain occurred as Honeywell tendered for Pittway at a 35% premium.

     The Federal Open Market Committee (FOMC) raised interest rates again March 21 to 6.0%, and has now raised rates 125 basis points since the original increase. This has created a tough environment for bond performance. However, our ladder approach, with maturities averaging six years, has reduced the impact of this rising interest rate scenario.

     In contrast to the fixed income component of our fund, we have seen gratifying appreciation in the equity side of our portfolio. We have diversified our fund by purchasing equities whose value is unrecognized by the market, such as Leggett& Platt, and Gulf Island Fabrication. Our strategy involves the purchase of securities that have been largely ignored by Wall Street. As market rotation occurs, the re-evaluation of these investments should enhance our net asset value. We believe that companies with excellent earnings will benefit from this rotation.

     Leggett& Platt was founded in 1883 and holds the original patent to the bedspring. It now provides residential components for bedding and furniture, as well as furnishes commercial office products. It trades at only 13 times earnings, a 30% discount to comparable industrial firms, and we project a growth rate of 15%. Gulf Island Fabrication constructs offshore drilling and production platforms. Its pristine balance sheet allowed it to weather the latest drop in oil prices. As those prices rebounded and production increased in the Gulf of Mexico, operating efficiencies enabled it to take full advantage of expanding opportunities.

     Our philosophy regarding technology stocks has not been to buy the "dot com's", but to buy key infrastructure companies that will benefit from the growth of the overall internet, such as Covad Communications. Covad is the leader in digital subscriber line technology (DSL), which is provided over standard copper telephone lines at speeds up to 25 times conventional modems. As video streaming, and the downloading of large files becomes more common, a broadband upgrade will be a necessity instead of a luxury. Optimal Robotics, a Canadian company, exemplifies another type of technology investment with a competitive edge or a unique product in the marketplace. Optimal's U-Scan Express system allows customers of major retail chains to scan and bag their own groceries. This technology is very similar to other self- service ideas such as ATM's and pay at the pump gas stations. Optimal's customers include Kroger, the largest grocery chain in the United States, which has now installed 235 systems. Wal- Mart, the world's largest retailer, is currently testing eighteen systems in their supercenters.

     In conclusion, we believe that the market will broaden into sectors other than technology, and that small and mid-cap companies with excellent earnings will benefit. We have properly diversified our fund to enhance performance in the current market, but have positioned ourselves to take full advantage when money may shift to other sectors. We continue to invest in companies with superior management and strong earnings power whose potential is yet to be recognized by the investing public.

We thank you for your investment in the Villere Balanced Fund.

/s/ St. Denis J. Villere      /s/ George G. Villere
St. Denis J. Villere          George G. Villere

/s/ George V. Young           /s/ St. Denis J. Villere III
George V. Young               St. Denis J. Villere III

                             VILLERE BALANCED FUND

            SCHEDULE OF INVESTMENTS at February 29, 2000 (Unaudited)
Shares                                                Value
------                                                -----
COMMON STOCKS: 62.7%

BANKS: 3.6%
     2,600 Wells Fargo Co.                        $    85,963
                                                  -----------
BUILDING & CONSTRUCTION: 3.9%
     3,300 Insituform Tech, Inc.
          Class A*                                     93,225
                                                  -----------
CABLE TV: 3.6%
     1,600 Adelphia Communications Corp.*              87,900
                                                  -----------
COMPUTER - INTEGRATED SYSTEMS: 3.7%
     14,100 Vitech America, Inc.*                      89,006
                                                  -----------
DISTRIBUTION - WHOLESALE: 3.6%
     3,500 SCP Pool Corp.*                             86,844
                                                  -----------
ELECTRIC - DISTRIBUTION: 4.1%
     2,000 Independent Energy Holdings Plc.*          100,125
                                                  -----------
ELECTRONIC COMPONENT: 2.9%
     5,100 Harmon Industries, Inc.                     71,400
                                                  -----------
FINANCE - COMMERCIAL SERVICES: 2.4%
     1,300 H&R Block, Inc.                             57,037
                                                  -----------
FOOD: 3.4%
     5,000 Riviana Foods, Inc.                         83,125
                                                  -----------
FUNERAL SERVICES & RELIGIOUS ITEMS: 3.4%
     19,500 Stewart Enterprises, Inc., Class A         82,875
                                                  -----------
HOME FURNISHINGS: 3.7%
     5,300 Leggett & Platt, Inc.                       89,106
                                                  -----------
INTERNET SOFTWARE: 2.6%
     700 Covad Communications Group, Inc.*             63,175
                                                  -----------
OIL COMPANY - EXPLORATION & PRODUCTION: 3.9%
     2,300 Stone Energy Corp.*                         93,438
                                                  -----------
OIL FIELD MACHINERY & EQUIPMENT: 3.8%
     9,000 Gulf Island Fabrication, Inc.*              92,250
                                                  -----------
OPTICAL RECOGNITION SOFTWARE: 3.9%
     2,600 Optimal Robotics Corp.*                     95,875
                                                  -----------
RESTAURANTS: 3.2%
     6,800 O'Charleys, Inc.*                      $    76,500
                                                  -----------
TELECOMMUNICATIONS: 3.4%
     1,850 MCI WorldCom Inc.*                          82,556
                                                  -----------
TRAVEL SERVICES: 3.6%
     4,400 Pegasus Systems, Inc.*                      88,000
                                                  -----------
TOTAL COMMON STOCKS
     (Cost $1,487,807)                              1,518,400
                                                  -----------

Principal
Amount
------
CORPORATE BONDS: 21.5%

AEROSPACE/DEFENSE: 3.0%
     $75,000 Boeing Co.
          6.875%, due 11/01/2006                       71,864
                                                  -----------
COSMETICS & TOILETRIES: 2.0%
     50,000 Colgate-Palmolive Co.
          6.580%, due 11/15/2002                       49,030
                                                  -----------
FINANCE - AUTO LOANS: 2.7%
     75,000 Ford Motor Credit Co.
          5.800%, due 1/12/2009                        65,305
                                                  -----------
FOOD: 2.8%
     75,000 Sara Lee Corp.
          6.000%, due 1/15/2008                        68,117
                                                  -----------
HOME FURNISHINGS: 3.1%
     75,000 Leggett & Platt Inc.
          7.650%, due 2/15/2005                        75,248
                                                  -----------
OFFICE AUTOMATION & EQUIPMENT: 2.0%
     50,000 Pitney Bowes Inc.
          5.950%, due 2/1/2005                         47,022
                                                  -----------
OIL COMPANY - EXPLORATION & PRODUCTION: 1.9%
     50,000 Stone Energy Corp.
          8.750%, due 9/15/2007                        46,500
                                                  -----------
OIL COMPANY - INTEGRATED: 2.0%
     50,000 Chevron Corp.
          6.625%, due 10/01/2004                       48,769
                                                  -----------

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

Principal
Amount                                                Value
------                                                -----
TRANSPORTATION - MARINE: 2.0%
     $50,000 International Shipholding Corp.
          9.000%, due 7/1/2003                    $    48,625
                                                  -----------
TOTAL CORPORATE BONDS
     (Cost $526,692)                                  520,480
                                                  -----------
U.S. GOVERNMENT OBLIGATIONS: 2.1%
     50,000 U.S. Treasury Note
          6.125%, due 12/31/2001
          (Cost $49,945)                               49,625
                                                  -----------
SHORT-TERM INVESTMENT: 13.6%

MONEY MARKET INVESTMENT: 13.6%
     $329,454 Firstar Stellar Treasury Fund
     (Cost $329,454)                              $   329,454
                                                  -----------
TOTAL INVESTMENTS IN SECURITIES: 99.9%
     (Cost $2,393,898)                              2,417,959
                                                  -----------
Other Assets less Liabilities: 0.1%
                                                        2,116
                                                  -----------
TOTAL NET ASSETS: 100.0%                           $2,420,075
                                                  ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

      STATEMENT OF ASSETS AND LIABILITIES at February 29, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $2,393,898) .........     $2,417,959
  Receivables:
    Due from Adviser ............................................         29,021
    Dividends and interest ......................................         13,446
    Capital shares sold .........................................            350
  Prepaid expenses ..............................................          6,237
                                                                      ----------
  Total assets ..................................................      2,467,013
                                                                      ----------
LIABILITIES
  Payable for securities purchased ..............................         27,200
  Accrued expenses ..............................................         19,738
                                                                      ----------
  Total liabilities .............................................         46,938
                                                                      ----------

NET ASSETS ......................................................     $2,420,075
                                                                      ==========
COMPOSITION OF NET ASSETS
  Paid-in capital ...............................................     $2,370,777
  Undistributed net investment income ...........................          6,476
  Undistributed net realized gain on investments ................         18,761
  Net unrealized appreciation on investments ....................         24,061
                                                                      ----------
  Net assets ....................................................     $2,420,075
                                                                      ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($2,420,075/202,573 shares outstanding; unlimited number
  of shares authorized without par value) .......................     $    11.95
                                                                      ==========

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

       STATEMENT OF OPERATIONS Period Ended February 29, 2000* (Unaudited)

INVESTMENT INCOME
  Income
    Interest income ..............................................    $  19,085
    Dividend income ..............................................        1,585
                                                                      ---------
       Total income ..............................................       20,670
                                                                      ---------
  Expenses
    Administration fees ..........................................       12,493
    Fund accounting fees .........................................        7,475
    Audit fees ...................................................        6,559
    Transfer agent fees ..........................................        5,493
    Advisory fees ................................................        4,219
    Custody fees .................................................        3,481
    Reports to shareholders ......................................        2,084
    Legal fees ...................................................        1,709
    Trustees' fees ...............................................        1,668
    Insurance ....................................................          462
    Registration fees ............................................           81
    Other ........................................................        2,085
                                                                      ---------
       Total expenses ............................................       47,809
       Less: fees waived and expenses absorbed ...................      (39,240)
                                                                      ---------
       Net expenses ..............................................        8,569
                                                                      ---------
         NET INVESTMENT INCOME ...................................       12,101
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ...............................       72,443
  Net change in unrealized appreciation on investments ...........       24,061
                                                                      ---------
    Net realized and unrealized gain on investments ..............       96,504
                                                                      ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......    $ 108,605
                                                                      =========

* Commenced operations on September 30, 1999.

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                                 Period Ended
                                                              February 29, 2000*
                                                              ------------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income ......................................   $    12,101
  Net realized gain on investments ...........................        72,443
  Net change in unrealized appreciation on investments .......        24,061
                                                                 -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....       108,605
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .................................        (5,625)
  From net realized gain .....................................       (53,682)
                                                                 -----------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................       (59,307)
                                                                 -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
    outstanding shares (a) ...................................     2,270,777
                                                                 -----------
    TOTAL INCREASE IN NET ASSETS .............................     2,320,075

NET ASSETS
  Beginning of period ........................................       100,000
                                                                 -----------
  END OF PERIOD (including undistributed net
    investment income of $6,476) .............................   $ 2,420,075
                                                                 ===========

(a) Summary of capital share transactions is as follows:

                                                            Period Ended
                                                         February 29, 2000*
                                                       ---------------------
                                                       Shares          Value
                                                       ------          -----
Shares sold                                            198,447      $2,322,577
Shares issued in reinvestment of distributions           5,130          59,040
Shares redeemed                                        (11,004)       (110,840)
                                                      --------      ----------
Net increase                                           192,573      $2,270,777
                                                      ========      ==========

* Commenced operations on September 30, 1999.

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

                                                             September 30, 1999*
                                                                   Through
                                                              February 29, 2000#
                                                              ------------------

Net asset value, beginning of period .........................     $   10.00
                                                                   ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................          0.08
  Net realized and unrealized gain on investments ............          1.95
                                                                   ---------
Total from investment operations .............................          2.03
                                                                   ---------
LESS DISTRIBUTIONS:
  From net investment income .................................         (0.04)
  From net realized gain .....................................         (0.04)
                                                                   ---------
Total distributions ..........................................         (0.08)
                                                                   ---------
Net asset value, end of period ...............................     $   11.95
                                                                   =========
Total return .................................................         24.39%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .......................     $    2.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ...................          8.35%**
  After fees waived and expenses absorbed ....................          1.50%**

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ...................         (4.74%)**
  After fees waived and expenses absorbed ....................          2.11%**
  Portfolio turnover rate ....................................         33%

*    Commencement of operations.
#    Unaudited.
**   Annualized.

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     The Villere Balanced Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the In- vestment Company Act of 1940 (the "1940 Act") as a diversified open-end man- agement investment company. The Fund commenced operations on September 30, 1999. The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol- lowed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION . Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

          U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees deter- mines during such 60 day period that amortized cost does not represent fair value.

     B. FEDERAL INCOME TAXES . The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                             VILLERE BALANCED FUND

     C. SECURITIES TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Securities transac tions are accounted for on the trade date. The cost of securities sold is deter- mined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti- mates and assumptions that affect the reported amounts of assets and liabili- ties at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     St. Denis J. Villere & Co. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agree- ment"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. For the period ended February 29, 2000, the Fund incurred $4,219 in advisory fees.

     The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of ex- penses to average net assets will not exceed 1.50%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund ex- pense absorbed by the Adviser pursuant to an agreed upon expense cap shall be re- imbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or ex- pense absorption relates, provided the aggregate amount of the Fund's current oper- ating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. During the period end February 29, 2000 the Adviser waived fees of $4,219 and absorbed expenses of $35,021.

                             VILLERE BALANCED FUND

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator pre-pares various federal and state regulatory filings, reports and returns; prepares re- ports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

         Under $15 million         $30,000
         $15 to $50 million        0.20% of average daily net assets
         $50 to $100 million       0.15% of average daily net assets
         $100 to $150 million      0.10% of average daily net assets
         Over $150 million         0.05% of average daily net assets

     For the period ended February 29, 2000, the Fund incurred $12,493 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the period ended February 29, 2000, excluding U.S. Government obligations and short-term investments, were $2,106,891 and $165,133, respectively. The cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term investments, were $49,945 and $0, respectively.

NOTE 5 - TAX BASIS APPRECIATION

     At February 29, 2000, the cost of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Gross unrealized apprecia- tion and depreciation of securities were as follows:

      Gross unrealized appreciation ...........................    $ 99,119
      Gross unrealized depreciation ...........................     (75,058)
                                                                   --------
        Net unrealized appreciation ...........................    $ 24,061
                                                                   ========

--------------------------------------------------------------------------------

                                    Adviser
                         ST. DENIS J. VILLERE & COMPANY
                         210 Baronne Street, Suite 808
                             New Orleans, LA 70112
                           877-VILLERE (877-845-5373)
                                www.villere.com

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          ICA FUND SERVICES CORPORATION
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                              Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

--------------------------------------------------------------------------------

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.